Exhibit 99.1

IPAA OGIS New York Conference April 11, 2011

2 This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially. The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

3 Endeavour At A Glance Focused on near-term growth through lower risk development activities Growing cash flow from production ramp-up Fully funded for capital expenditures Opportunity to capture high returns on capital employed Increasing liquids production near-term Balanced Strategy Oil and Gas U.K. and U.S. Conventional and unconventional Short and long-term production opportunities Near-Term Potential Catalysts Bacchus oil production - U.K. East Rochelle field development in execution phase - U.K. Health Oil Shale proof of concept - U.S. Ongoing Haynesville development - U.S. Pennsylvania Marcellus acceleration - U.S.

Overview of Endeavour's U.K. Assets 4 Rubie Renee Current Production Development Projects Exploration Projects

5 Overview of Endeavour's U.S. Assets

Growing Our Proved and Probable Reserve Base 6 Reserve Growth (1) Per the reserve report audited by Netherland, Sewell & Associates as of 12/31/10. (2) Proved and probable reserves after asset sales of 6.0MMBOE in 2009. (3) Proved and probable reserves after asset sales of 13.7MMBOE in 2010; includes 20% of Bacchus development acquired February 2011. CAGR: 38% (1) (2) (3) MMBOE

7 Growing Exposure to Liquids Through the Drill-Bit Q4 2010 Production: 4,098 BOE per day Q4 2011E Production: 8,000 - 10,000 BOE per day Q4 2010 Average Daily Production Q4 2011E Average Daily Production(1) U.K. Oil U.K. Gas U.S. Gas 2010 2011 Estimated Q4 2011E production is based on the 12/31/10 reserve report audited by Netherland, Sewell & Associates for proved and probable reserves, subject to future commodity prices and other strategic considerations.

Indicative Production Growth Potential 8 Existing Portfolio Has the Potential to Deliver Significant Production Growth in the Near and Long Term 2009 2015 BOEPD

9 Outstanding Portfolio Management Capturing Value to Accelerate Returns 408% Return 379% Return Cash Flow: Inception through December 31, 2010 Purchase Price / Capex Sales Price $150mm 2009 2010 Focused on creating value for investors Allocate capital to near-term growth and high returns OER Norway Proceeds Acquired US asset portfolio Accelerated UK developments Cygnus Proceeds Increase working interested in Bacchus to 30% Fully funded high return development projects

10 Our North Sea Assets Producing properties acquired in 2005/2006 (primarily from Talisman) Excellent production foundation with stable cash flow Historically out-performed expectations Balance of oil and natural gas Strong upside performance potential Bacchus Greater Rochelle Columbus Exploration Opportunities Tudor Rose Centurion South Rubie Renee Current Production Development Projects Exploration Projects

Bacchus: Block 22/06a Central North Sea 11 Bacchus will be Endeavour's first development on production - expected 2H 2011 Oil discovery located in Block 22/6a - 6.5 km northeast of the Apache operated Forties Alpha platform Reservoir is formed by shallow marine Fulmar sandstones of Upper Jurassic age 22/6a-14 22/6a-14Z 22/6a-15 END WI: 30% Operator: Apache (50% WI) Partner: First Oil (20% WI) Online: Expected 2H 2011

East Rochelle Successfully appraised updip of discovered hydrocarbons in 15/27-9 Discovery was made in what was thought to be a 4-way dip structure containing Lower Cretaceous Sandstone Gas and oil were logged, sampled and pressure tested in the 15/27-11 appraisal well Drill stem test in the gas leg flowed at 41 MMCFPD and 2,300 BCPD from the upper 20 feet of a 77 foot column Greater Rochelle: Block 15/26b, 15/26c & 15/27 12 East Rochelle Operator: END (WI: 56% in East Rochelle; 33% in West Rochelle) Partners: Nexen - East Rochelle Nexen, Premier Oil - West Rochelle East Rochelle FDP Approved: February 2011 Online: Expected 2H 2012 15/27-11 15/27-9

10km N West Rochelle 13 Exploration well 15/26b-10 spudded Q3 2010 and in October announced drilling success that extends the Greater Rochelle area Endeavour retains 50% of 15/26c and was fully carried for cost of appraisal well West Rochelle is being integrated as the second phase of Greater Rochelle West Rochelle - Continues to Expand Greater Rochelle

Columbus Development - U.K. Block 23/16f 14 Columbus has gas trapped in a Palaeocene channel on the western flank of the Magellan structure Partners have reached an agreement to pursue an option with BG to develop a bridge linked platform and subsea facilities to the Lomond platform END WI: 25% Operator: Serica (50% WI) Partner: EOG Resources(25% WI) FDP Filed: October 2008 Online: Expected 2012

Haynesville Shale and Cotton Valley Sand Plays 50% joint venture in 18,000 gross acres (7,500 net to END) 200 + future horizontal drilling locations Avg Well Cost: $ 8-9 million gross Avg EUR per Well: 7-8 BCF gross Four wells currently in progress Three Haynesville drilling One Cotton Valley well sidetracking 11 total gross wells completed in 2010 With the joint venture partner and smaller working interests in other wells 15 END Project Areas

Strong Haynesville Results in Louisiana

Endeavour

- Very robust industry well results from Haynesville Shale
- First wells at Woodardville are strong initial producers
  - Average IP over 21 MMCFD
- Two rig program
  - Program scalable with commodity prices
- Horizontal Bossier Shale has additional potential



Indicative Type Curves
7.5 BCF EUR type curve
3,500
3,000
2,500
2,000
1,500
1,000
500
0
0
3
6
9
12
15
18
Production Month



Webster
Bossier
Caddo
Woodard 10-1H
IPF 23 MMCFD
Indigo Minerals 3-1 H
12 month cum = 3 BCF
Batchelor 24-1H
IPF 23 MMCFD
Metcalf
Woodardville
Grand Cane
Bull Bayou
Calhoun 2-1H
IPF 17 MMCFD
Tracy 3-1H
IPF 18 MMCFD

16

Central Pennsylvania Marcellus Shale Gas Play 17 50% joint venture in 39,000 gross acres (19,000 net to END) 300+ future drilling locations Average well cost: $3 - 4mm per well Average EUR: 3 - 4 Bcf per well END prospects are well situated Proximity to East Coast markets yields price premiums, steady demand for production

Marcellus: Daniel Prospect Potential

Endeavour

- Sizing Daniel's Potential
  - 24K gross/11.5K net acres
  - 180-200+ locations
  - 3-4 BCF/well EUR
  - 540-800 BCFG recoverable
  - 1-2 TCFG ultimate potential in the area
- Planned Activities 2011
  - Drilled/cased Pardee 12H & 13H horizontals
  - Expand gathering infrastructure to provide volume / price optionality
  - Plan to acquire 3D seismic



SME Potato Creek #3H
IP 11mm/d
Ultra Petroleum
Multiple wells, 6.5 – 12mm/d
EOG Punxsutawney
Last 4 wells 24-hr IP's
9.2, 8.5, 8.0, 7.1 mm/d
Warren
McKean
Potter
Tioga
Forest
Cameron
Elk
Daniel Prospect
Clinton
Lycoming
Jefferson
Clearfield
Centre
Union
END
EOG
St. Mary's
Ultra
PGE/Exxon

Isopach Marcellus Shale, contour interval = 50', modified from USGS



Potter
Cameron
Emporium
Somerset
Daniel Prospect
Transco
Tetco
Leidy Hub
Columbia
Dominion
Elk
Clinton

18

Heath Oil Shale on the Montana Frontier

Endeavour

- 25% joint venture with two independent Montana producers
- 350,000+ gross acres primarily in Garfield and Rosebud Counties (75,000 net to END)
- Frontier shale oil play
  - Mississippian Heath formation
  - Multiple targets
- 900 potential horizontal drilling locations
- Purchased for $4 million
- 3 – 4 vertical pilot wells planned + possible horizontal re-entries in 2011



MONTANA THRUST BELT
MONTANA
HEATH OIL FAIRWAY
WILLISTON BASIN



Heath Fairway outline
Petroleum
Garfield
Musselshell
Treasure
Rosebud
END
CMR
Cirque
Cabot
EOG
Heath oil fields

Heath Shale Oil Play Activity

- A proven petroleum system ~ 137 MMBO cumulative production (Heath sourced)
- Continuous resource play, high TOC, high measured oil content, light oil

19

Alabama Frontier Shale Gas Play 20 50/50 joint venture "First Mover" position in frontier play Working interest in 150,000 gross acres (61,000 net to END) Up to 400 potential drilling locations Two vertical pilot tests drilled, cored, and being analyzed Horizontal re-entries in the first half of 2011 Low cost of entry

21 Capital Structure

2011 Capital Budget 22 Projected Capital Spending = $150 million Key 2011 Projects U.K. Bacchus Greater Rochelle Exploration at Tudor Rose and Centurion South U.S. Haynesville Marcellus Testing to evaluate Alabama and Montana frontier plays U.K. Projects ~ $90 million U.S. Projects ~ $60 million

23 Estimated Valuation

Key Investment Highlights 24 Significant dual platform of assets North Sea development assets Resource rich U.S. shale plays Substantial multi-year production and cash flow growth expected beginning in 2011 Increasing near-term liquids production expected in 2011 Balanced portfolio: U.S. Domestic and International (U.K.) Oil and natural gas Onshore and offshore Development and exploration Experienced management team with proven track record

25 Endeavour Contact Information Endeavour International Corporation 1001 Fannin Street, Suite 1600 Houston, TX 77002 713.307.8700 Endeavour Energy UK Limited 114 St. Martin's Lane London WC2N 4BE United Kingdom +44.0.207.451.2350 www.endeavourcorp.com Investor Contacts: Mike Kirksey Darcey Matthews Chief Financial Officer Director of Investor Relations 713.307.8788 / +44.207.451.2381 713.307.8711 mike.kirksey@endeavourcorp.com darcey.matthews@endeavourcorp.com